SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ]   Confidential, for use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to  240.14a-11(c) or 240.14a-12


                            DYNAMIC ASSOCIATES, INC.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  [X]   $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A.

  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each  class of  securities  to which  transaction  applies:
     2)   Aggregate number of securities to which transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

  [ ]   Fee Paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:
        2)       Form, Schedule or Registration Statement No.:
        3)       Filing Party:
        4)       Date Filed:

                            DYNAMIC ASSOCIATES, INC.
                     7373 North Scottsdale Road, Suite B-150
                             Phoenix, Arizona 85251

                         NOTICE AND PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 1996


To the Shareholders of Dynamic Associates, Inc.:

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Dynamic Associates, Inc., a Nevada corporation (the "Company"), will be held at 7373 North Scottsdale Road, Suite B-150, Phoenix, Arizona, 85251 on the 31st day of July, 1996, at 10:00 a.m. (Pacific Time) for the following purpose:

     1. To increase the size of the Board of Directors from the currently authorized three member Board to seven members;

     2. To elect three directors to the Board of Directors to serve for a one year term;

     3. To increase the authorized number of common stock shares to 100,000,000;

     4. To transact any and all other business that may properly come before the Meeting or any Adjournment(s) thereof.

     The Board of Directors has fixed the close of business on June 17, 1996 as the record date (the "Record Date") for the determinationof shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 1995 Annual Report to Shareholders, in the form of the 10-K filed with the Securities and Exchange Commission, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten
(10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         ---------------------------------------
                                         Logan Anderson, Secretary and Director
                                         Phoenix, Arizona, July 5, 1996

                             YOUR VOTE IS IMPORTANT
                            DYNAMIC ASSOCIATES, INC.
                     7373 North Scottsdale Road, Suite B-150
                             Phoenix, Arizona 85251

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 31, 1996

                           ---------------------------


                    SOLICITATION AND REVOCABILITY OF PROXIES


     The accompanying proxy is solicited by the Board of Directors on behalf of Dynamic Associates, Inc., a Nevada corporation (the "Company"), to be voted at the 1996 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on July 31, 1996 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     The executive offices of the Company are located at, and the mailing address of the Company is 7373 North Scottsdale Road, Suite B-150, Scottsdale, Arizona, 85251.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about June 27, 1996. The Company's Annual Report on Form 10-K (the "1995 Form 10-K"), which serves as the Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 1995, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Jan Wallace, President and Chairman of the Board, Dynamic Associates, Inc., 7373 North Scottsdale Road, Suite B-150, Scottsdale, Arizona, 85251; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees,and fiduciaries will, in connection with shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on June 17, 1996 (the "Record Date"). On the Record Date, there were 8, 372,500 shares of Common Stock issued and outstanding.


     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Articles of Incorporation (the "Nevada Articles of Incorporation") nor its Bylaws (the "Nevada Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time wthout notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Abstentions   and  broker   non-votes  will  be  counted  for  purposes  of
determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

                                   The Meeting

Date, Time and Place of the Annual Meeting

     The Annual Meeting of Dynamic Associates, Inc. is scheduled to be held on July 31, 1996, at 10:00 a.m. in the Company's corporate offices at 7373 North Scottsdale Road, Suite B-150, Scottsdale, Arizona, 85251. See "Solicitation and Revocability of Proxies."

Record Date

     Only holders of record of shares of Common Stock at the close of business on June 17, 1996 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

     Assuming the presence of a quorum at the Annual Meeting , (i) the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for (i) the election of each nominee for director of the Company, (ii) the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Annual Meeting is required for the approval of the increase of the Company's total Common Stock.

Accountants

     Smith & Company, 10 West 100 South, Suite Number 700, Salt Lake City, Utah, 84101, have been selected by the Company to act as the principal accountant for the current year and for 1997. Smith & Company have been the accountants for the Company for five years and no change of accountants has occurred since that time and none is contemplated. It is not expected that the representatives of Smith & Company will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

Recommendations

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR AN INCREASE IN THE SIZE OF THE BOARD OF DIRECTORS ("PROPOSAL 1"),VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 2") AND TO VOTE FOR THE INCREASE IN THE AUTHORIZED NUMBER OF COMMON STOCK SHARES TO 100,000,000 ("PROPOSAL 3").

                                   THE COMPANY

1.       Background

     Dynamic Associates, Inc. was formed as a Nevada corporation July 20, 1989 to provide vehicles for future business development. The company was founded with three principal shareholders: Capital General Corporation, David R. Yeaman and Krista Castleton. During the period from on or about January 1986 and continuing through 1991, Yeaman, and individuals associated with Yeaman, incorporated as many as 92 subsidiary corporations of Capital General in Utah and Nevada, along with Dynamic Associates, Inc. Beginning in April 1986 and continuing through at least May 1991, Yeaman caused Capital General to distribute without registration in violation of Section 5(a) and (c) of the Securities Act, 100 shares each of at least 69 issuers controlled by Yeaman and Capital General to between approximately 275 to 900 persons throughout the United States, ostensibly as gifts. In all instances, the gifted stock certificates failed to reflect any restrictive legends.

     The current management of the Company acquired controlling interest in Dynamic Associates, Inc. with the intent of acquiring a viable business. Jan Wallace is the current President and also a Director, along with David Hunter as Secretary and Director. Management determined that it had expertise in the medical field and, during discussions with Microthermia Technology, Inc., an agreement was entered providing for the funding of a newly established company to provide for the treatment of certain urinary and vascular conditions.

     Subsequent to the registration offer, control of the Company was purchased by Harry Moll, David Hunter and Jan Wallace. Dynamic has maintained all filings with the Securities and Exchange Commission as required under Section 13 and 15(d) of the Securities Act of 1934 and will continue to do so. The Company intends to fund the Agreement with Microthermia Technology, Inc. and to continue to develop the process for treatment in the United States.


2.       Security Ownership of Management and Principal Shareholders

     The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by each person or group who owned, to the Company's knowledge, more than five percent of the Common Stock, each of the Company's directors, the Company's Chief Executive Officer, and all of the Company's directors and executive officers as a group.

Name of Beneficial Owner    Amount of Ownership (1)          Percent of Class

Torbay Company                   1,600,000                         19%

Harry C. Moll                    1,500,000                         18%

Josephthal Lyon                    700,000                          8%

Logan Anderson                     600,000                          7%

Jan Wallace                        525,000                          6%

Mitsui Securities Corp.            525,000                          6%

Other Shares                     2,922,500                         36%

All Executive Officers
  /Directors as a Group          1,125,000                         13%

     (1) Except as noted, the listed individuals have sole investment power and sole voting power as to all shares of stock of which they are identified as being beneficial owners.



3.       Voting Intentions of Certain Beneficial Owners and Management.

     To be ratified by the Shareholders, Proposal No. 1, Proposal No. 2, and Proposal No. 3 each require the affirmative vote of a majority of the Company's outstanding voting securities. The Company's directors and officers have advised the Company that they will vote the 1,125,000 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represent 13% of the outstanding common stock of the Company.

4.       Additional Information.

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. The Company's Common Stock is traded through OTC Bulletin Board under the symbol DYAS.

     The following documents filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act are incorporated herein by reference and made a part hereof:

     a. The Company's Annual Report on Form 10-K for the year ended December 31, 1994;

     b. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995;

     c. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995;

     d. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995;

     e. The Company's Annual Report on Form 10-K for the year ended December 31, 1995.

     All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this Proxy Statement, other than exhibits to such documents. Written requests for such copies should be directed to the Company at 7373 North Scottsdale Road, Suite B-150, Scottsdale, Arizona, 85251.


5.       Director Compensation

     Directors of the Company receive no compensation for services as directors. Non-employee directors are reimbursed for all expenses incident to their Board service. Jan Wallace, David L. Hunter and Logan Anderson, all of whom are or were directors, receive payment as officers and employees of the company.


6.       Compliance with Section 16(a)

     Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to
Section 16(a). The Company is not aware of any beneficial owner of more than 10 percent of its registered Common Stock for purposes of Section 16(a).

     Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 1995 all filing requirements applicable to its directors and executive officers were satisfied.

7.       Remuneration and Executive Compensation

     The following table sets forth for fiscal 1995 compensation awarded or paid to Ms. Jan Wallace, the Company's President, Mr. David Hunter, the Company's Director and Mr. Logan Anderson, the Company's Secretary, Treasurer and Director (collectively, the "named Executive Officers"). Other than as indicated in the table below, no executive officer of the Company received any annual compensation in the year ended December 31, 1995.

                                            Summary Compensation Table

                                                                                           Long-Term
                                                                                         Compensation
                                       Annual Compensation          Awards

Name and Principal            Fiscal                        Other Annual                             All Other
Position                       Year    Salary     Bonus     Compensation     Options/SARs (#)      Compensation
- --------                       ----    ------     -----     ------------     ----------------      ------------

Jan Wallace (1)                1995    $25,500     -0-           -0-                -0-                 -0-
President, Chairman of the     1996   $120,000     -0-           -0-          150,000 @ $1.00           -0-
Board and Director
Logan Anderson                 1995    $4,000      -0-           -0-                -0-                 -0-
Director, Secretary            1996   $120,000     -0-           -0-          150,000@ $1.00            -0-
and Treasurer
Herb Capozzi (2)               1996      -0-       -0-           -0-          100,000 @ $1.00           -0-
Director
David L. Hunter                1995    $45,500     -0-           -0-                -0-                 -0-
Director


     (1) Ms. Wallace was elected President, Chief Executive Officer and Director on September 2, 1995.

     (2) Mr. Capozzi was appointed to the Board of Directors on February 1, 1996 as a replacement for David L. Hunter, who resigned that day.


8.       Information and Background of Officers and Directors

     Jan Wallace, President and Director. Ms. Wallace is currently a Director, President and Chief Executive Officer of Claire Technologies, Inc. Previously, Ms. Wallace was Vice President of Active Systems, Inc., a Canadian company specializing in SGMI software (an ISO standard) in Ottawa, Ontario (Canada). Prior to that she was President/Owner of Mailhouse Plus, Ltd., an office equipment distribution company which was sold to its Swiss parent, Ascom Corporation. She has also been in management with Pitney Bowes, Canada and Bell Canada, where she received its highest award standings in Sales and Marketing.

     Ms. Wallace attended Queens University in Kingston, Ontario and Carleton University in Ottawa, Ontario, majoring in Political Science with a minor in Economics.

     Herb Capozzi, Director. Mr. Capozzi is currently a Director and the Co-founder of PLC Systems, Inc., a cardiac revascularization company developing medical systems and technology which trades on the American Stock Exchange. He was President and Director of International Potter Distillers, and Director and Co-founder of the Keg Restaurant chain in Canada. Mr. Capozzi was a partner in brining McDonald's restaurants to Canada. From 1981 to 1986, Mr. Capozzi was one of three original Directors of EXPO 86, the 1986 World's Fair in Vancouver, Canada. Mr. Capozzi was an elected member of Legislative Assembly, Province of British Columbia, for two terms and Chairman of the Insurance Committee and the Procedure Committee. He also had an illustrious professional football career with the New York Giants (NFL), the Calgary Stampeders (CFL) and the Montreal Alouettes (CFL) and with the B.C. Lions as General Manager for 10 years. Mr. Capozzi was a principal owner of the soccer organization the Vancouver White Caps.

     Mr. Capozzi received his Bachelor's Degree of Arts for Chemistry and a Bachelor's Degree of Commerce from the University of British Columbia. He also received a Bachelor's Degree of Education from the University of Italy.

     Logan Anderson. Director, Secretary and Treasurer. Mr. Anderson is a graduate of Otago University, New Zealand, with a Bachelor's Degree of Commerce in Accounting and Economics (1977). He is an Associated Chartered Accountant (New Zealand) and was employed by Coopers & Lybrand in New Zealand (1977-1980) and Canada (1980-1982). From 1982 to 1992, Mr. Anderson was Comptroller of Cohart Management Group, Inc., a management service company which was responsible for the management of a number of private and public companies. In 1993, Mr. Anderson was an Officer and Director of Centerpoint Equities, Inc. Since then, Mr. Anderson has been Principal and President of Amteck Financial Services Corporation, a financial consulting service company. Mr. Anderson is currently Officer and Director of Claire Technologies, Inc. and has been an Officer and Director of numerous private and public companies in the past 12 years, including PLC Systems, Inc. (AMEX) and 3D-Systems (NASDAQ).

                                 PROPOSAL NO. 1:
                     INCREASE OF SIZE OF BOARD OF DIRECTORS

     The Company is currently managed by a Board of Directors  composed of three
(3) members. The Company has evolved from a development stage company into an operating organization requiring additional expertise and management skills. The current Board of Directors feels that, by increasing the number of members of the Board of Directors, additional experience and expertise can be brought to the Company to provide professional management skills to better enhance the opportunity of the Corporation to become successful in the long term. It is anticipated that, upon approval of the shareholders to increase the size of the Board of Directors from the current three members to seven members, persons will be employed by the Corporation as soon as possible to assist in product development and acquisition projects that are on-going.

SHAREHOLDERS WILL BE ENTITLED TO VOTE ON EACH OF THESE DIRECTORS AND APPROVAL OF THIS PROPOSAL WILL NOT IMPACT THE RIGHTS OF THE SHAREHOLDERS. AS PROVIDED IN THE BYLAWS OF THE CORPORATION, EACH SHAREHOLDER WILL BE PROVIDED WITH ONE VOTE FOR EACH OF THE DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE INCREASE IN THE SIZE OF THE BOARD OF DIRECTORS TO SEVEN MEMBERS.

                                 PROPOSAL NO. 2:
                            ELECTION OF BOARD MEMBERS

     The Bylaws of the Company provide that the number of directors that shall constitute the whole board shall be not less than three (3). The number of directors presently comprising the Board of Directors is three (3).

Nominees

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the shareholders or until their respective successors shall have been duly elected and shall have qualified. Each of the nominees is presently a director of the Company.

1.       Information Concerning Nominees

        Name              Age    Position                 Director/Officer Since

        Jan Wallace       39     President, Director      September 2, 1995
        Herb Capozzi      71     Director                 February 1, 1996
        Logan Anderson    40     Director, Secretary,     December 29, 1995
                                 Treasurer


     Jan Wallace, President and Director. Ms. Wallace is currently a Director, President and Chief Executive Officer of Claire Technologies, Inc. Previously, Ms. Wallace was Vice President of Active Systems, Inc., a Canadian company specializing in SGMI software (an ISO standard) in Ottawa, Ontario (Canada). Prior to that she was President/Owner of Mailhouse Plus, Ltd., an office equipment distribution company which was sold to its Swiss parent, Ascom Corporation. She has also been in management with Pitney Bowes, Canada and Bell Canada, where she received its highest award standings in Sales and Marketing.

     Ms. Wallace attended Queens University in Kingston, Ontario and Carleton University in Ottawa, Ontario, majoring in Political Science with a minor in Economics.

     Herb Capozzi, Director. Mr. Capozzi is currently a Director and the Co-founder of PLC Systems, Inc., a cardiac revascularization company developing medical systems and technology which trades on the American Stock Exchange. He was President and Director of International Potter Distillers, and Director and Co-founder of the Keg Restaurant chain in Canada. Mr. Capozzi was a partner in brining McDonald's restaurants to Canada. From 1981 to 1986, Mr. Capozzi was one of three original Directors of EXPO 86, the 1986 World's Fair in Vancouver, Canada. Mr. Capozzi was an elected member of Legislative Assembly, Province of British Columbia, for two terms and Chairman of the Insurance Committee and the Procedure Committee. He also had an illustrious professional football career with the New York Giants (NFL), the Calgary Stampeders (CFL) and the Montreal Alouettes (CFL) and with the B.C. Lions as General Manager for 10 years. Mr. Capozzi was a principal owner of the soccer organization the Vancouver White Caps.

     Mr. Capozzi received his Bachelor's Degree of Arts for Chemistry and a Bachelor's Degree of Commerce from the University of British Columbia. He also received a Bachelor's Degree of Education from the University of Italy.

     Logan Anderson. Director, Secretary and Treasurer. Mr. Anderson is a graduate of Otago University, New Zealand, with a Bachelor's Degree of Commerce in Accounting and Economics (1977). He is an Associated Chartered Accountant (New Zealand) and was employed by Coopers & Lybrand in New Zealand (1977-1980) and Canada (1980-1982). From 1982 to 1992, Mr. Anderson was Comptroller of Cohart Management Group, Inc., a management service company which was responsible for the management of a number of private and public companies. In 1993, Mr. Anderson was an Officer and Director of Centerpoint Equities, Inc. Since then, Mr. Anderson has been Principal and President of Amteck Financial Services Corporation, a financial consulting service company. Mr. Anderson is currently Officer and Director of Claire Technologies, Inc. and has been an Officer and Director of numerous private and public companies in the past 12 years, including PLC Systems, Inc. (AMEX) and 3D-Systems (NASDAQ).


     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

     Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                                 PROPOSAL NO. 3:
                     INCREASE IN NUMBER OF AUTHORIZED SHARES


     At this time, the Company has evolved and transformed from a developmental stage company into an operational company and, under its business plan, will have future capital requirements. As stated in previous private placement documents issued, the organization is developing and expanding its products to provide for sales in the U.S. market. In order to do this, the Board of Directors felt that it would be appropriate to raise capital through additional equity offerings. The additional shares that would be available to the Company to sell in future stock offerings will provide the necessary ability of the Corporation to continue to fund the development of products and to fund operations.

     This will result in an immediate dilution of the shareholders. The current capital structure provides for 50,000,000 shares of common stock. By authorizing an additional 50,000,000 shares of common stock, the potential for the shareholders to be diluted exists. Currently, 8,372,500 total shares are outstanding for Dynamic. At this time, the 8,372,500 outstanding shares comprise about 17% of the total shares authorized. When the number of authorized shares is increased to 100,000,000 shares, the current outstanding 8,372,500 shares will comprise about 8.5% of the total authorized, effectively providing for a 50% dilution of the current outstanding shareholders. While the dilution reduces the percentage of outstanding versus authorized in the company, it is felt by the directors of the company that this dilution and increase in the number of authorized shares will ultimately provide great benefit to the company in terms of its ability to raise capital.






















         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES.

|X|Please mark your vote with an X.

                        Directors recommend a vote "FOR"
                                            WITHHELD
                           FOR all          FROM all
                           nominees         nominees                                             FOR      AGAINST          ABSTAIN
2.  Election of            [  ]             [  ]               1.   Increase in Size             [  ]      [   ]            [   ]
     Directors                                                      of Board of Directors
    (Page 10)                                                       (Page 9)
FOR ALL EXCEPT the following nominee(s):                      3.   Increase in Amount            [  ]      [   ]            [   ]
                                                                   of Authorized Common Stock
_____________________________________                               (Page 12)


Addressee
Address
City, State ZIP

       ANNUAL MEETING              [  ]    SPECIAL ATTENTION             [  ]
       Mark here if you plan to            Mark here if you have noted
       attend the annual meeting           voting limitations

SIGNATURE(S)_________________________________________________  DATE_____________
Please sign this proxy as name(s) appears above and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot,such vote will supersede this proxy.


- -------------------------------------------------------------------------------
                    Detach here from proxy voting card

DYNAMIC ASSOCIATES, INC.

Admission Ticket                                 Annual Meeting of Shareholders
- -----------------------------------------------
                                                        Wednesday,  July 31,1996
                                                        10:00 a.m.
                                                     ---------------------------
ADDRESSEE
ADDRESS                                              Agenda
CITY, STATE, ZIP
                                                     Time     Item
                                                     Time     Item
                                                     Time     Item

- --------------------------------------------------------------------------------

     Please present this ticket for admittance of shareholder(s) named above and a guest. See reverse for map of area.